UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2018

Innovative Food Holdings, Inc.
(Exact name of registrant as specified in its charter)

Florida	0-9376	20-1167761
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

28411 Race Track Road, Bonita Springs, Florida	34135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 596-0204

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

We mailed a Proxy Statement on or about September 28, 2018 to our stockholders of record as of September 13, 2018 in connection with our 2018 Annual Meeting of Stockholders, which was held on October 31, 2018 at Courtyard by Marriott, 16 Glenmaura National Blvd., Scranton, PA 18507. At the Meeting, the stockholders voted on ten matters as follows: (i) election of directors, and all four of the nominees were elected, (ii) the ratification of our auditors, which was approved, (iii) the adoption of a proposal to approve and authorize our Board of Directors to implement a reverse split of our outstanding Common Stock, at its discretion, in a ratio ranging from 1:2 to 1:10, which was approved, (iv) an advisory vote on whether, commencing in 2019, the annual meeting of shareholders should be held on or before the end of the third quarter in each year, which was approved, (v) an advisory vote on whether action by the Board of Directors should require the approval of a majority of Directors then in office, regardless of how many Directors are present at a meeting, which was approved, (vi) an advisory vote on whether the Board of Directors use reasonable efforts so that a majority of the Directors will be independent Directors and if there is not a majority of independent Directors at any given time, a special committee of Directors will be formed within ten business days to initiate a formal selection process to locate persons who could fill the independent Director position, which was approved, (vii) an advisory vote on whether the Board of Directors should consist of at least five Directors and if there is a vacancy, the Board of Directors should use reasonable good faith efforts to form a special Board of Directors committee within ten business days of such vacancy to initiate a formal search process to fill Board vacancies with qualified Directors, which was approved, (viii) an advisory vote on whether the following transactions should require the approval of a designated Board committee comprised of independent Directors: (a) an acquisition in which 20% or more of the Company’s outstanding common stock, or 5% with respect to a related party transaction, are proposed to be issued, (b) issuances of Company common stock which will result in a change of control of the Company, and (c) a private placement involving common stock equal to or greater than 20% of the pre-issuance outstanding common stock at a price less than the greater of book value or market value, which was approved, (ix) an advisory vote concerning compensation of our named executive officers, which was approved, and (x) an advisory vote on the frequency of future advisory votes concerning compensation of our named executive officers, which selected annually.

The first matter was the election of the members of the Board of Directors. All of the nominees were elected and the tabulation of the votes (both in person and by proxy) was as follows:

Nominees for Directors	For	Withheld

Hank Cohn	16,083,453	4,709,827
Joel Gold	15,812,653	4,980,627
Sam Klepfish	15,656,826	5,136,454
Justin Wiernasz	18,288,211	2,505,069

     There were 9,288,157 broker held non-voted shares represented at the Meeting with respect to this matter.

The second matter upon which the stockholders voted was the proposal to ratify the appointment by the Board of Directors of Liggett & Webb P.A. as our independent certified public accountants for 2018, which matter was approved. The tabulation of the votes (both in person and by proxy) was as follows:

For	Against	Abstentions

29,308,514	491,713	281,210

          The third matter upon which the stockholders voted was the proposal to approve and authorize our Board of Directors to implement a reverse split of our outstanding Common Stock, at its discretion, in a ratio ranging from 1:2 to 1:10, which matter was approved. The tabulation of the votes (both in person and by proxy) was as follows:

For	Against	Abstentions

28,500,119	1,347,937	233,381

          The fourth matter upon which the stockholders voted was an advisory vote on whether, commencing in 2019, the annual meeting of shareholders should be held on or before the end of the third quarter in each year, which matter was approved. The tabulation of the votes (both in person and by proxy) was as follows:

For	Against	Abstentions

19,676,681	697,902	332,261

     There were 9,374,593 broker held non-voted shares represented at the Meeting with respect to this matter.

The fifth matter upon which the stockholders voted was an advisory vote on whether action by the Board of Directors should require the approval of a majority of Directors then in office, regardless of how many Directors are present at a meeting, which matter was approved. The tabulation of the votes (both in person and by proxy) was as follows:

For	Against	Abstentions

13,861,464	6,546,087	299,310

     There were 9,374,576 broker held non-voted shares represented at the Meeting with respect to this matter.

The sixth matter upon which the stockholders voted was an advisory vote on whether the Board of Directors use reasonable efforts so that a majority of the Directors will be independent Directors and if there is not a majority of independent Directors at any given time, a special committee of Directors will be formed within ten business days to initiate a formal selection process to locate persons who could fill the independent Director position, which matter was approved. The tabulation of the votes (both in person and by proxy) was as follows:

For	Against	Abstentions

13,908,066	6,521,399	277,396

     There were 9,374,576 broker held non-voted shares represented at the Meeting with respect to this matter.

The seventh matter upon which the stockholders voted was an advisory vote on whether the Board of Directors should consist of at least five Directors and if there is a vacancy, the Board of Directors should use reasonable good faith efforts to form a special Board of Directors committee within ten business days of such vacancy to initiate a formal search process to fill Board vacancies with qualified Directors, which matter was approved. The tabulation of the votes (both in person and by proxy) was as follows:

For	Against	Abstentions

13,829,661	6,551,749	325,451

     There were 9,374,576 broker held non-voted shares represented at the Meeting with respect to this matter.

The eighth matter upon which the stockholders voted was an advisory vote on whether the following transactions should require the approval of a designated Board committee comprised of independent Directors: (i) an acquisition in which 20% or more of the Company’s outstanding common stock, or 5% with respect to a related party transaction, are proposed to be issued, (ii) issuances of Company common stock which will result in a change of control of the Company, and (iii) a private placement involving common stock equal to or greater than 20% of the pre-issuance outstanding common stock at a price less than the greater of book value or market value, which matter was approved. The tabulation of the votes (both in person and by proxy) was as follows:

For	Against	Abstentions

13,414,651	6,816,559	475,651

     There were 9,374,576 broker held non-voted shares represented at the Meeting with respect to this matter.

The ninth matter upon which the stockholders voted was an advisory vote to approve the compensation of our named executive officers, which matter was approved. The tabulation of the votes (both in person and by proxy) was as follows:

For	Against	Abstentions

20,021,875	698,244	73,161

     There were 9,288,157 broker held non-voted shares represented at the Meeting with respect to this matter.

The tenth matter upon which the stockholders voted was an advisory vote on the frequency of future advisory votes on compensation of our named executive officers, and annual advisory votes was selected. The tabulation of the votes (both in person and by proxy) was as follows:

One Year	Two Years	Three Years	Abstentions

14,300,310	6,226,818	304,861	161,291

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE FOOD HOLDINGS, INC.

Dated: November 6, 2018
By: /s/ SAM KLEPFISH Sam Klepfish, CEO